[MARINE MIDLAND BANK]

11 August 1998

Mr. Sandy Katz
Talbots
175 Beal Street
Hingham
MA 02043

Dear Mr. Katz:

BANKING FACILITIES

                  We are pleased to inform you that HSBC Corporate Banking, Marine Midland Bank is willing to make available to your company an uncommitted Credit Facility ("Facility") totaling USD30,000,000. It is understood that this Facility is not committed and availability shall remain subject to our sole discretion and our overriding right of repayment on demand. These facilities are a continuation of facilities provided by The Hongkong and Shanghai Banking Corporation Ltd. as evidenced by our Banking Facilities letter dated 2 June 1997.

                  Either of us may terminate this Facility with respect to future advances at any time upon written notice to the other party. In the event of termination by either party, your company's obligations under this Facility and associated documentation, shall remain in force until all credit extended to you under this Facility, together with all accrued interest and any other sums, have been paid in full.

                  This Facility is made available on the following basis:

                  BORR0WER          The Talbots, Inc.

                  LENDER            Marine Midland Bank ("Bank").

                  FACILITY          USD30,0000000
                  AMOUNT

                  PURPOSE For the issuance of commercial letters of credit ("L/Cs") at sight, or for commercial letters of credit with usance periods of up to six months, with validity periods up to one year to finance the import of general merchandise.

                  TENOR                     Facility  is   uncommitted   and  is
                                            therefore    available   at   Bank's
                                            discretion.

                  TERMINATION       Bank to advise Borrower in writing.

                  REPAYMENT                 Borrower will cover L/C issuing Bank
                                            the  following US business day after
                                            receiving  demand (clean drawings or
                                            drawings        with        accepted
                                            discrepancies)

                  PRICING           Issuance - Nil
                                            Amendments - Nil
                                            Payment of documents  presented  via
                                            HSBC   Branches  -  Nil  Payment  of
                                            documents  present  via third  party
                                            banks  -  0.125%  (minimum   $65.00)
                                            Usance - 0.50% per annum

                  COLLATERAL        Unsecured

                  REPORTING
                  REQUIREMENT 10Q and 10K within 90 days of period end.

                  FINANCIAL
                  COVENANTS         Nil

                  Unless these facilities are terminated, we will fully review the credit basis for these uncommitted facilities at least annually upon submission of your annual audited and quarterly financial statements within 90 days of your fiscal year end. This facility will automatically expire as of 30 June 1999 unless renewed or extended by us in writing.

                  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE THE FINAL AND ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE BORROWER AND THE LENDER RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Please arrange for authorized signatories of your company, in accordance with the terms of the mandate given to the Lender, to sign and return to us the duplicate copy of this letter to signify your acceptance of the terms and conditions under which these uncommitted Facilities are granted.

                  The offering of these uncommitted Facilities is subject to execution of documentation acceptable to the Lender and will expire at 5:00 p.m. on 21 August 1998 unless we have received a fully executed copy of this letter from your company by such time.

                  In closing, we are pleased to be of service to your fine company.

                                                        Yours sincerely,


                                                        /s/ Adriana Collins
                                                        ------------------
                                                        Adriana D. Collins
                                                        Vice President
                                                        Corporate Banking


ACCEPTED AND AGREED TO:
The Talbot's, Inc.


By:       /s/ Edward L. Larsen
Authorized Signature

Name:    Edward L. Larsen
Title:   Senior Vice President, Finance and Chief Financial Officer
Date:    August 14,1998


By:       /s/ Sandy F. Katz
Authorized Signature

Name:    Sandy F. Katz
Title:   Vice President, Audit and Control
Date:    August 14, 1998

2 June 1997

Mr. Sandy Katz
Talbots
175 Beal Street
Hingham
MA 02043

Dear Mr. Katz:

BANKING FACILITIES

                  We are pleased to inform you that The Hongkong and Shanghai Banking Corporation Limited is willing to make available to your company an uncommitted Credit Facility ("Facility") totaling USD30,000,000. It is understood that this Facility is not committed and availability shall remain subject to our sole discretion and our overriding right of repayment on demand.

                  Either of us may terminate this Facility with respect to future advances at any time upon written notice to the other party. In the event of termination by either party, your company's obligations under this Facility and associated documentation, shall remain in force until all credit extended to you under this Facility, together with all accrued interest and any other sums, have been paid in full.

                  This Facility is made available on the following basis:

                  BORR0WER          The Talbots, Inc.

                  LENDER The Hongkong and Shanghai Banking Corporation Limited ("Bank").

                  FACILITY          USD30,000,000
                  AMOUNT

                  PURPOSE For the issuance of commercial letters of credit ("L/Cs") at sight, or for commercial letters of credit with usance periods of up to six months, with validity periods up to one year to finance the import of general merchandise.

                  TENOR                     Facility  is   uncommitted   and  is
                                            therefore    available   at   Bank's
                                            discretion.

                  TERMINATION       Bank to advise Borrower in writing.

                  REPAYMENT                 Borrower will cover L/C issuing Bank
                                            the  following US business day after
                                            receiving  demand (clean drawings or
                                            drawings        with        accepted
                                            discrepancies)

                  PRICING           Issuance - Nil
                                            Amendments - Nil
                                            Payment of documents  presented  via
                                            HSBC   Branches  -  Nil  Payment  of
                                            documents  present  via third  party
                                            banks  -  0.125%  (minimum   $65.00)
                                            Usance - 0.50% per annum

                  COLLATERAL        Unsecured

                  REPORTING
                  REQUIREMENT 10Q and 10K within 90 days of period end.

                  FINANCIAL
                  COVENANTS         -Nil

                  Unless these facilities are terminated, we will fully review the credit basis for these uncommitted facilities at least annually upon submission of your annual audited financial statements within 90 days of your fiscal year end. This facility will automatically expire as of 30 June 1998 unless renewed or extended by us in writing.

                  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE THE FINAL AND ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE BORROWER AND THE LENDER RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Please arrange for authorized signatories of your company, in accordance with the terms of the mandate given to the Lender, to sign and return to us the duplicate copy of this letter to signify your acceptance of the terms and conditions under which these uncommitted Facilities are granted.

                  The offering of these uncommitted Facilities is subject to execution of documentation acceptable to the Lender and will expire at 5:00 p.m. on 30 June 1997 unless we have received a fully executed copy of this letter from your company by such time.


                  In closing, we are pleased to be of service to your fine company.

Yours sincerely,


/s/ J.L. Peanick                                   /s/Anastasia Micklettwaite
---------------------                              --------------------------
J.L. Peanick                                       Anastasia Micklettwaite
Senior Vice President                              Assistant Vice President
Trade Services                                     Trade Services


ACCEPTED AND AGREED TO:
The Talbot's, Inc.


By:/s/ Edward L. Larsen
Authorized Signature

Name:
Title:
Date:

By: /s/ Sandy F. Katz
Authorized Signature

Name:
Title:
Date: